UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc. (IFN)

Semi-annual Report
June 30, 2016

Aberdeen
Simply asset management.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2016. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

NAV Total Return Performance

For the six-month period ended June 30, 2016, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 7.8%, assuming reinvestment of dividends and distributions, versus a return of 1.1% for the Fund’s benchmark, the MSCI India Index1. The Fund’s total returns for the six-month period ended June 30, 2016 are based on the reported NAV on each financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2016, based on market price, the Fund’s total return was 6.9%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 6.9% over the six-month period from $22.74 on December 31, 2015 to $24.30 on June 30, 2016. The Fund’s share price on June 30, 2016 represented a discount of 13.1% to the NAV per share of $27.97 on that date, compared with a discount of 12.4% to the NAV per share of $25.95 on December 31, 2015.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board of Directors agreed to review the targeted volume-weighted average discount after a two-year period commencing from the completion of the tender offer that expired on April 3, 2014. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may, but is not obligated to, consider other actions to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016. During the six-month period ended June 30, 2016 the Fund repurchased 358,593 shares with a weighted average discount to NAV of 12.60%. During the year ended December 31, 2015, the Fund repurchased 360,209 shares with a weighted average discount to NAV of 11.98%.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and triggers generally include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenenifn.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/S/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Indian equities, as measured by the Morgan Stanley Capital International (MSCI) India Index,1 rose 1.1% during the six-month period ended June 30, 2016. The market was volatile throughout the period, battered at first by a global sell-off at the beginning of 2016, as investors remained fixated on a precarious China and free-falling commodity prices. Extraordinary measures from major central banks, a dovish U.S. Federal Reserve and subsequent stabilization of oil prices helped restore global equilibrium to an extent. However, investor sentiment toward India was slower to recover given concerns over the challenging state of some public-sector banks.

Nevertheless, equities rebounded in the wake of the Bharatiya Janata Party’s largely pedestrian budget, with investors apparently relieved at the absence of any negative surprises. Investor sentiment was also lifted by better-than-expected economic growth and above-average monsoon forecasts. India was among the most resilient following the UK’s unexpected decision to leave the European Union (“Brexit”).

Reserve Bank of India (RBI) chief Raghuram Rajan announced he will not extend his term when it ends in September. While he has played an important role in helping to restore credibility to the central bank, his tenure has reflected a team effort and the government has been just as important in helping to restore credibility of the central bank, in our opinion. In August, Prime Minister Narendra Modi appointed Dr. Urjit Patel as the new RBI governor. We believe that Patel’s appointment is confirmation that Modi is committed to reforms. With important state elections coming up in 2017, he has resisted the temptation to appoint a governor who will promote short-term growth at the expense of long-term development, in our opinion.

The RBI cut interest rates just once during the period, as inflationary uncertainties remain. Meanwhile, Parliament passed the country’s first national bankruptcy law, providing a unified framework for the recovery of debt from insolvent companies within 180 days.

Performance

The Fund outperformed its benchmark, the MSCI India Index, for the six-month period ended June 30, 2016. Both overall stock selection and asset allocation had a positive impact on Fund performance.

The materials sector was, by far, the strongest performer within the index during the reporting period, with cement stocks performing particularly well following the government’s budget commitment to increase infrastructure spending and excise duty exemptions. Therefore, the Fund’s overweight position to the cement sector relative to the benchmark contributed to Fund performance. Contributors to performance at the stock level included Ambuja Cements, Ultratech Cement and its parent, Grasim Industries, as their share prices rallied over the period. Grasim Industries benefited further from reporting robust profits for the fourth quarter of its 2016 fiscal year, driven by both its cement and viscose staple fiber businesses.

Stock selection in healthcare also had a positive impact on Fund performance, led by diversified conglomerate Piramal Enterprises, which was buoyed by its intention to restructure into two separate listed companies in an effort to unlock value. Additionally, the Fund’s exposure to the consumer-related sectors contributed to Fund performance. Godrej Consumer Products continued to outperform its peers on the back of healthy operating results. Auto-related holdings Bosch and Hero MotoCorp were lifted by the government budget’s focus on farmers, on expectations of a surge in rural demand for vehicles.

Shares of financial companies saw weak performance during the reporting period on growing concerns over lending practices at some public-sector banks. The Fund holds only private-sector banks, which we believe are in better shape than their state-owned counterparts. However, shares of the Fund’s holding in ICICI Bank came under pressure after ICICI reported deterioration in non-performing loans, mainly attributable to the Reserve Bank of India’s more stringent review requirements, which affected one particular steel-sector loan. Loan loss provisions also increased sharply. Nonetheless, we believe that these setbacks have now been priced into the stock. Additionally, the Fund’s lack of exposure to Larsen & Toubro detracted from fund performance, as the conglomerate’s shares rose after it posted better-than-expected results and issued an upbeat annual sales forecast.

We consider absolute return to be of the utmost importance over the long term, and we are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization size or index membership. Therefore, indices do not necessarily serve as a starting point for our portfolio construction, and we are comfortable taking positions that differ from the benchmark.

Outlook

As the fallout from “Brexit” leaves investors skeptical about developed markets, we believe that India stands to gain from potential renewed interest in emerging markets. In our view, the

[1]

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

The India Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

promising monsoon rains and positive economic growth data offer a boost to investors’ risk appetite, and we believe that India remains one of the few bright spots in Asia from a macroeconomic perspective. Given the important role that Raghuram Rajan has played in the central bank and his stature as a well-respected figure by foreign investors, we anticipate some volatility from his departure, especially for the rupee. However, Rajan remains at the helm until September and the central bank intends to support the currency. Additionally, Urjit Patel, Rajan’s successor, was chairman of the committee that recommended the adoption of a flexible inflation-targeting framework that seeks to achieve positive real interest rates by shifting the inflation reference rate from the Wholesale Price Index to the Consumer Price Index. Notwithstanding the uncertainties, we remain focused on selecting and holding stocks that we believe have good fundamentals, and using volatility in an effort to diversify2 the Fund’s portfolio.

Aberdeen Asset Management Asia Limited

[2]	Diversification does not ensure a profit or protect against a loss in a declining market.

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	2.9%	14.8%	4.1%	8.7%
Market Value	-0.5%	15.4%	2.6%	4.5%
MSCI India Index	-6.5%	7.1%	-0.4%	6.3%

Aberdeen Asset Management Inc. (“AAMI”) has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each annual period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The annualized net operating expense ratio for the six-month period ended June, 30, 2016 was 1.36%.

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of June 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries.

As of June 30, 2016, the Fund held 98.7% of its net assets in equities, 0.1% in a short-term investment and 1.2% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets
Financials	19.7%
Consumer Staples	17.1%
Materials	17.1%
Information Technology	17.0%
Health Care	11.8%
Consumer Discretionary	7.9%
Industrials	5.5%
Telecommunication Services	1.8%
Utilities	0.8%
Other	1.3%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2016:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	8.7%
Tata Consultancy Services Ltd.	7.6%
Infosys Ltd.	7.0%
ITC Ltd.	5.3%
UltraTech Cement Ltd.	5.1%
ICICI Bank Ltd.	4.4%
Bosch Ltd.	4.3%
Ambuja Cements Ltd.	4.3%
Godrej Consumer Products Ltd.	4.0%
Hindustan Unilever Ltd.	4.0%

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—98.7%
INDIA—98.5%
AUTO COMPONENTS—4.3%
104,401	Bosch Ltd. (a)	$35,018,627
AUTOMOBILES—3.6%
612,823	Hero MotoCorp Ltd. (a)	28,739,965
BANKS—11.0%
1,400,000	HDFC Bank Ltd. (a)	24,419,184
9,850,000	ICICI Bank Ltd. (a)	35,232,365
2,560,000	Kotak Mahindra Bank Ltd. (a)	28,964,648
		88,616,197
CHEMICALS—4.1%
1,735,880	Asian Paints Ltd. (a)	25,693,908
1,300,000	Castrol (India) Ltd. (a)	7,309,405
		33,003,313
CONSTRUCTION MATERIALS—13.0%
489,000	ACC Ltd.(a)	11,789,936
9,026,000	Ambuja Cements Ltd. (a)	34,328,283
250,085	Grasim Industries Ltd. (a)	17,230,434
818,000	UltraTech Cement Ltd. (a)	41,455,666
		104,804,319
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
1,340,000	Bharti Infratel Ltd. (a)	6,889,125
ELECTRIC UTILITIES—0.8%
6,052,337	Tata Power Co. Ltd. (a)	6,608,327
ELECTRICAL EQUIPMENT—1.1%
499,224	ABB India Ltd. (a)	9,035,221
FOOD PRODUCTS—3.3%
276,810	Nestle India Ltd. (a)	26,868,174
HOUSEHOLD PRODUCTS—4.0%
2,420,000	Hindustan Unilever Ltd. (a)	32,255,896
INFORMATION TECHNOLOGY SERVICES—16.8%
3,264,000	Infosys Ltd. (a)	56,697,859
2,030,000	Mphasis Ltd. (a)	17,269,078
1,625,056	Tata Consultancy Services Ltd. (a)	61,466,331
		135,433,268
MACHINERY—0.7%
240,430	Cummins India Ltd. (a)	3,010,552
237,758	Thermax Ltd. (a)	2,907,033
		5,917,585

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
PERSONAL PRODUCTS—4.5%
233,000	Emami Ltd. (a)	$3,825,130
1,368,240	Godrej Consumer Products Ltd. (a)	32,589,784
		36,414,914
PHARMACEUTICALS—11.8%
194,107	GlaxoSmithKline Pharmaceuticals Ltd.	9,979,277
992,000	Lupin Ltd. (a)	22,769,500
1,029,481	Piramal Enterprises Ltd.	21,986,767
260,000	Sanofi India Ltd.	17,180,532
2,090,000	Sun Pharmaceutical Industries Ltd. (a)	23,740,691
		95,656,767
ROAD & RAIL—3.7%
1,400,000	Container Corp. of India (a)	29,683,181
THRIFTS & MORTGAGE FINANCE—8.7%
3,760,000	Housing Development Finance Corp. Ltd. (a)	69,994,968
TOBACCO—5.3%
7,800,000	ITC Ltd. (a)	42,773,689
WIRELESS TELECOMMUNICATION SERVICES—1.0%
1,480,000	Bharti Airtel Ltd. (a)	8,002,676
UNITED STATES—0.2%
INFORMATION TECHNOLOGY SERVICES—0.2%
28,000	Cognizant Technology Solutions Corp. (b)	1,602,720
	Total Common Stocks	797,318,932
	Total Long-Term Investments—98.7% (cost $399,408,878)	797,318,932
SHORT-TERM INVESTMENT—0.1%
$1,069,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 06/30/2016, due 07/01/2016 repurchase price $1,069,001, collateralized by a U.S. Treasury Note, maturing 05/15/2025; total market value of $1,093,088	1,069,000
	Total Short-Term Investment—0.1% (cost $1,069,000)	1,069,000
	Total Investments—98.8% (cost $400,477,878) (c)	798,387,932

	Other Assets in Excess of Liabilities—1.2%	9,571,795
	Net Assets—100.0%	$807,959,727

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2016

Assets
Investments, at value (cost $399,408,878)	$797,318,932
Repurchase agreement, at value (cost $1,069,000)	1,069,000
Foreign currency, at value (cost $7,555,513)	7,553,936
Cash	959
Receivable for investments sold	4,723,306
Interest and dividends receivable	2,515,801
Prepaid expenses	24,860
Total assets	813,206,794

Liabilities
Payable for investments purchased	2,219,870
Deferred foreign capital gains tax	1,980,330
Investment management fees payable (Note 3)	662,980
Administration fee payable (Note 3)	51,646
Investor relations fees payable (Note 3)	48,146
Director fees payable	24,079
Other accrued expenses	260,016
Total liabilities	5,247,067

Net Assets	$807,959,727

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$28,888
Paid-in capital in excess of par	378,154,695
Distributions in excess of net investment income	(4,491,690)
Accumulated net realized gain from investments and foreign currency transactions	38,349,012
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	395,918,822
Net Assets	$807,959,727
Net asset value per share based on 28,888,479 shares issued and outstanding	$27.97

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $0)	$5,865,422
5,865,422

Expenses
Investment management fee (Note 3)	3,801,047
Administration fee (Note 3)	307,752
Director’s fees	207,111
Custodian’s fees and expenses	162,101
Investor relations fees and expenses (Note 3)	108,224
Legal fees and expenses	107,859
Reports to shareholders and proxy solicitation	82,405
Insurance expense	61,618
Independent auditors’ fees and expenses	51,378
PA franchise tax fee	32,075
Transfer agent’s fees and expenses	10,777
Miscellaneous	46,688
Net expenses	4,979,035

Net Investment Income	886,387

Net Realized and Unrealized Gain/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	33,534,945
Foreign currency transactions	(295,687)
33,239,258

Net change in unrealized appreciation/(depreciation) on:
Investments (including $3,759,439 change in deferred capital gains tax) (Note 2g)	22,769,972
Foreign currency translation	(19,151)
22,750,821
Net realized and unrealized gain from investments and foreign currency transactions	55,990,079
Net Increase in Net Assets Resulting from Operations	$56,876,466

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2016 (unaudited)	For the Year Ended December 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$886,387	$435,989
Net realized gain from investments and foreign currency transactions	33,239,258	45,672,679
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	22,750,821	(72,417,737)
Net increase/(decrease) in net assets resulting from operations	56,876,466	(26,309,069)

Distributions to Shareholders from:
Net investment income	—	(4,894,930)
Net realized gains	—	(48,554,755)
Net decrease in net assets from distributions	—	(53,449,685)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (358,593 and 360,209, respectively) (Note 7)	(7,980,845)	(8,730,657)
Change in net assets from capital share transactions	(7,980,845)	(8,730,657)
Change in net assets resulting from operations	48,895,621	(88,489,411)

Net Assets:
Beginning of period	759,064,106	847,553,517
End of period (including distributions in excess of net investment income of ($4,491,690) and ($5,378,077), respectively)	$807,959,727	$759,064,106

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six- Month Period Ended June 30, 2016 (unaudited)		For the Fiscal Years Ended December 31,
			2015		2014	2013	2012	2011
Per Share Operating Performance(a):
Net asset value, beginning of period	$25.95		$28.63		$22.92	$23.79	$21.57	$35.71
Net investment income/(loss)	0.03		0.01	(b)	0.08	0.10	0.11	(0.02)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.95		(0.91)		7.40	0.05	4.44	(13.08)
Income tax (expense) reversal(c)	–		–		–	–	–	0.12
Total from investment operations	1.98		(0.90)		7.48	0.15	4.55	(12.98)
Dividends and distributions to shareholders from:
Net investment income	–		(0.16)		(0.12)	(0.08)	(0.15)	(0.02)
Net realized gains	–		(1.66)		(1.74)	(0.87)	(2.22)	(1.09)
Tax return of capital	–		–		–	–	–	(0.09)
Total dividends and distributions to shareholders	–		(1.82)		(1.86)	(0.95)	(2.37)	(1.20)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–		–	(0.21)	–	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	–		–		0.08	0.04	0.04	0.04
Impact due to open market repurchase policy (Note 7)	0.04		0.04		0.01	0.10	–	–
Total capital share transactions	0.04		0.04		0.09	(0.07)	0.04	0.04
Net asset value, end of period	$27.97		$25.95		$28.63	$22.92	$23.79	$21.57
Market value, end of period	$24.30		$22.74		$25.81	$20.00	$20.91	$19.04

Total Investment Return Based on(d):
Market value	6.86%		(4.42%	)	37.83%	0.16%	21.70%	(42.96% )
Net asset value	7.78%		(1.67%	)(e)	33.41% (e)	0.89%	22.22%	(36.47% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$807,960		$759,064		$847,554	$800,673	$877,076	$880,876
Average net assets (000 omitted)	$738,207		$862,993		$837,505	$874,054	$940,120	$1,268,468
Net operating expenses, after income tax reversal, after reimbursement and waiver(f)	1.36%	(g)	1.32%		1.47%	1.17%	1.16%	1.01%
Net operating expenses, before income tax reversal, prior to reimbursement and waiver(f)	1.36%	(g)	1.32%		1.74%	1.43%	1.41%	1.44%
Net operating expenses, before income tax reversal, after reimbursement and waiver(f)	1.36%	(g)	1.32%		1.47%	1.17%	1.16%	1.40% (c)
Net investment income/(loss)	0.24%	(g)	0.05%	(b)	0.29%	0.41%	0.49%	(0.07% )
Portfolio turnover	6.32%		5.74%		3.28%	3.32%	36.36%	51.39%

The India Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and -0.04%, respectively.
(c)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2f). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(f)	Prior to 2016, ratio inclusive of foreign tax expense.
(g)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2016

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 based on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

The three-level hierarchy of inputs is summarized below:

Level 1 –  quoted prices in active markets for identical investments;

Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Information Technology Services	$1,602,720	$135,433,268	$—	$137,035,988
Pharmaceuticals	49,146,576	46,510,191	—	95,656,767
Other	—	564,626,177	—	564,626,177
Short-Term Investment	—	1,069,000	—	1,069,000
Total	$50,749,296	$747,638,636	$—	$798,387,932

Amounts listed as “-” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended June 30, 2016, the security issued by Sanofi India Ltd. in the amount of $17,180,532 transferred from Level 2 to Level 1 because there was not a valuation factor applied at June 30, 2016. For the six-month period ended June 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,069,000 as of June 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to the 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and was deductible by the Fund; the remaining fifty percent was characterized as a penalty and was not deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual was reflected in the 2011 statement of operations.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

In September 2014, the Indian Central Board of Direct Taxes (CBDT) began submitting retrospective claims for a minimum alternative tax (MAT) at a rate of 18.5% on book accounting profits of foreign portfolio investors (FPIs) that invest in Indian securities. Despite the general understanding of the industry that MAT was not meant to apply to foreign companies not having a business presence in India, the CBDT has taken the position that MAT applies to corporate FPIs on all income (including capital gains) for past periods extending up to seven years, through March 31, 2015. In April 2015, the CBDT clarified, verbally, that FPIs domiciled in countries benefiting from double taxation treaties with India are exempt from the MAT levy. In May 2015, the India Finance Minister announced the formation of a high-level committee to review whether the MAT should be applied retroactively to FPIs. Following the formation of the committee, the CBDT announced its instruction to its tax officials to stay MAT proceedings against FPIs and cease issuance of new notices. In September 2015, the Government of India accepted the recommendation of the Justice A.P. Shah Committee that MAT should not be levied on FPIs having no permanent establishment or place of business in India, applicable to years prior to April 1, 2015.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2016, AAMAL earned a gross management fee of $3,801,047.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement effective December 19, 2014, under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. Prior to December 19, 2014, for its services, AAMI received a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1.5 billion of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1.5 billion of the Fund’s average monthly net assets. For the six-month period ended June 30, 2016, the Fund paid a total of $293,669 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six-month period ended June 30, 2016, fees and expenses for the Mauritius Administrator amounted to $14,083.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2016, the Fund incurred investor relations fees of approximately $108,224. For the six-month period ended June 30, 2016, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2016, were $47,549,491 and $105,600,853, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the six-month period ended June 30, 2016, the Fund repurchased 358,593 shares under its target discount policy (See Note 7). As of June 30, 2016, there were 28,888,479 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board agreed to review the targeted discount percentage after a two-year period commencing from the completion of the tender offer that expired on April 3, 2014. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may potentially consider, although it is not obligated to, other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016. Under the open market repurchase policy, the Fund repurchased 358,593 shares for $7,980,845 during the six-month period ended June 30, 2016 and 360,209 shares for $8,730,657 during the year ended December 31, 2015.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers.

These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2016

against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$400,477,878	$405,317,262	$(7,407,208)	$397,910,054

10. Foreign Income Tax

Prior to April 1, 2015, the Fund conducted its investment activities in India as a tax resident of Mauritius to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or the “treaty”). To obtain benefits under the tax treaty, the Fund was required to meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund, in any year that it had taxable income for Mauritius tax purposes, paid tax on its net income for Mauritius tax purposes at a rate of 15%, but was able to offset 80% of this rate through a foreign tax credit.

Following an extensive due diligence process and cost benefit analysis undertaken in coordination with the Fund’s Investment Manager, tax advisors and legal counsels in the U.S., India and Mauritius, the Board determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. This transition was effected as of end of day on March 31, 2015. As a result, the Fund no longer receives the benefits under the tax treaty. In making this decision, the Board considered that any future benefits obtained by the Fund under its current structure would be limited in light of the long-term buy and hold investment strategy of the Investment Manager and would not support the continued costs of operating the Mauritius branch. The Fund will continue to use the Mauritius Administrator until the Mauritius deregistration process is complete.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2016.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Wednesday, June 22, 2016 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class I Director and three Class III Directors to the Board of Directors, each to hold office until the 2018 and 2019 Annual Meeting of Stockholders, respectively, or thereafter until his or her successor is elected and qualified.

	Votes For	Votes Against	Abstain
Class I
Nisha Kumar	20,940,029	963,181	490,643
Class III
J. Marc Hardy	19,001,184	2,898,714	493,955
Hugh Young	19,139,028	2,758,282	496,543
Nancy Yao Maasbach	20,957,329	991,886	444,640

Directors whose terms of office continued beyond this meeting are as follows: Stephane R. F. Henry, Leslie H. Gelb, Luis F. Rubio, Jeswald W. Salacuse, and Martin Gilbert.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (“Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying financial statements as of June 30, 2016 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Aberdeen's Investor Relations Services
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As part of our commitment to shareholders, we invite you to visit Aberdeen Closed-End Funds on the web at **cef.aberdeen-asset.us** where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

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Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 4, 2016.

    (a)(1) The information in the table below is as of September 2, 2016.

Individual & Position	Services Rendered	Past Business Experience
James Thom Senior Portfolio Manager

Effective January 31, 2016, Mr Thom is responsible for day-to-day management and overall supervision of the Fund’s portfolio from Mr. Chou Chong. He joins Hugh Young, Adrian Lim, Flavia Cheong and Kristy Fong.

James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

(a)(2) The information in the table below is as of June 30, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
James Thom	Registered Investment Companies	23	$10,462.65	0	$0
	Pooled Investment Vehicles	86	$37,807.13	2	$399.91
	Other Accounts	133	$33,049.38	16	$4,972.36

Total Assets are as of June 30, 2016 and have been translated into U.S. Dollars at a rate of £1.00 = 1.34.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of June 30, 2016
James Thom	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2016 through January 31, 2016	100,000	$20.97	100,000	2,026,711
February 1, 2016 through February 29, 2016	25,000	$20.16	25,000	2,001,711
March 1, 2016 through March 31, 2016	20,693	$22.41	20,693	1,981,018
April 1, 2016 through April 30, 2016	77,421	$22.91	77,421	1,903,597

May 1, 2016 through May 31, 2016	102,545	$22.83	102,545	1,801,052
June 1, 2016 through June 30, 2016	32,934	$24.14	32,934	1,768,118
Total	358,593	$22.24	358,593	--

(1)

The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 2, 2016

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 2, 2016